Exhibit 10.1

CONSENT AND SIXTH AMENDMENT TO

REVOLVING CREDIT AND TERM LOAN AGREEMENT

This CONSENT AND SIXTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of July 18, 2018 (this “Agreement”), is by and among LIBERTY TAX, INC., a Delaware corporation (formerly known as JTH Holding, Inc., the “Borrower”), JTH TAX, INC., a Delaware corporation (“JTH”), LTS PROPERTIES, LLC, a Virginia limited liability company (“Properties”), LTS SOFTWARE INC., a Virginia corporation (“Software”), WEFILE INC., a Virginia corporation (“Wefile”), JTH FINANCIAL, LLC, a Virginia limited liability company (“JTH Financial”), JTH PROPERTIES 1632, LLC, a Virginia limited liability company (“1632”), SIEMPRETAX+ LLC, a Virginia limited liability company (formerly known as Hispanic Tax, LLC, “Siempretax”), JTH TAX OFFICE PROPERTIES, LLC, a Virginia limited liability company (“JTH Office”), ACA HEALTHQUEST, LLC, Virginia limited liability company (“ACA Healthquest”), JTH NEW VENTURES, LLC, a Virginia limited liability company (“JTH New Ventures”), JTH COURT PLAZA, LLC, a Virginia limited liability company (“JTH Court Plaza”), JTH PUBLISHING, LLC, a Virginia limited liability company (“JTH Publishing”), and 360 ACCOUNTING SOLUTIONS LLC, a Virginia limited liability company (formerly known as Tiger Business Services, LLC, “360 Accounting”, and together with JTH, Properties, Software, Wefile, JTH Financial, 1632, Siempretax, JTH Office, ACA Healthquest, JTH New Ventures, JTH Court Plaza, and JTH Publishing, collectively, the “Subsidiary Guarantors”, and together with the Borrower, collectively, the “Loan Parties” and individually, a “Loan Party”), SUNTRUST BANK, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement defined below) and as issuing bank (the “Issuing Bank”) and swingline lender (the “Swingline Lender”), and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

A.       The Lenders have extended credit to the Borrower pursuant to that certain Revolving Credit and Term Loan Agreement dated as of April 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), entered into by and among the Borrower, the Lenders and the Administrative Agent.

B.       The Obligations of the Borrower under the Credit Agreement have been guaranteed by each of the Subsidiary Guarantors pursuant to that certain Subsidiary Guaranty Agreement dated as of April 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”), by and among the Subsidiary Guarantors and the Administrative Agent.

C.        The Loan Parties have requested that the Administrative Agent and the Lenders (i) consent to the Change in Control transaction as more fully described herein and (ii) make certain amendments to the Credit Agreement.

D.        The Administrative Agent and the Lenders have agreed to do so, but only pursuant to the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Estoppel, Acknowledgement and Reaffirmation. Each of the Loan Parties hereby acknowledges and agrees that the Obligations of each of the Loan Parties under the Credit Agreement constitute valid and subsisting obligations of the Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Loan Parties hereby further acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party. Each of the Loan Parties hereby: (i) acknowledges that it has granted Liens in favor of the Administrative Agent pursuant to, and is a party to, the Security Documents (including, with respect to the Subsidiary Guarantors, pursuant to certain supplements to the Security Documents executed by such Guarantors); (ii) reaffirms that each of the Liens created and granted in or pursuant to the Security Documents is valid and subsisting as of the date hereof; (iii) agrees that such Liens shall continue in effect as security for all Obligations; and (iv) agrees that this Agreement shall in no manner impair or otherwise adversely affect such Liens.

2.       Consent to Change in Control. Notwithstanding anything to the contrary set forth in the Credit Agreement or the other Loan Documents, the Administrative Agent and Lenders hereby consent to the Change in Control transaction whereby (A) John Hewitt (or one or more Persons Controlled by John Hewitt) shall cease to own or Control securities collectively possessing the power to appoint or elect a majority of the members of the Board of Directors of the Borrower, and (B) a majority of the seats on the Board of Directors of the Borrower shall thereafter cease to be occupied by Persons who were either (y) nominated or elected by the vote or other action of John Hewitt (or one or more Persons Controlled by John Hewitt) or (z) appointed by directors so nominated or elected; provided that (i) such transaction shall be consummated on or before July 31, 2018; (ii) John Hewitt shall not, after the consummation of such transaction, acquire ownership or Control of securities possessing the power to appoint or elect a majority of the members of the Board of Directors of the Borrower; and (iii) John Hewitt shall, prior to or immediately upon consummation of such transaction, resign his position as chairman and as a member of the Board of Directors of the Borrower. If any Change in Control that does not satisfy the foregoing conditions shall occur or exist or, if after the consummation of such transaction John Hewitt shall acquire ownership or Control of securities possessing the power to appoint or elect a majority of the members of the Board of Directors of the Borrower, the occurrence or existence of either such event shall constitute an immediate Event of Default.

3.       Amendments to Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)        The definition of “Aggregate Revolving Commitment Amount” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of such definition: “As of July 18, 2018, the Aggregate Revolving Commitment Amount equals $170,000,000.”

(b)       Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 2.2 Revolving Loans. Subject to the terms and conditions set forth herein, each Revolving Loan Lender severally agrees to make Revolving Loans, ratably in proportion to its Revolving Pro Rata Share, to the Borrower, from time to time during the Availability Period, in an aggregate principal amount outstanding at any time that will not result in (a) such Revolving Loan Lender’s Revolving Credit Exposure exceeding such Revolving Loan Lender’s Revolving Commitment; (b) the sum of the aggregate Revolving Credit Exposures of all Revolving Loan Lenders exceeding the Aggregate Revolving Commitment Amount; or (c) if there shall have occurred any delisting of the Borrower’s common stock from the NASDAQ Global Market® Exchange, the sum of the aggregate Revolving Credit Exposures of all Revolving Loan Lenders exceeding $50,000,000; provided that the foregoing limitation set forth in this clause (c) shall apply only until such time as the Borrower has satisfied all requirements set forth in Section 5.1(a) hereof with respect to the Fiscal Year of the Borrower ended April 30, 2018. During the Availability Period, the Borrower shall be entitled to borrow, prepay and reborrow Revolving Loans in accordance with the terms and conditions of this Agreement; provided, that the Borrower may not borrow or reborrow should there exist a Default or Event of Default or should any of the conditions set forth in Section 3.2 not be satisfied or waived as provided in this Agreement.

(c)       The first sentence of Section 2.13(e) of the Credit Agreement is hereby amended and restated as follows:

If (i) at any time, the Revolving Credit Exposure of all Lenders exceeds the Aggregate Revolving Commitment Amount, as reduced pursuant to Section 2.9 or otherwise or (ii) at any time after (x) the occurrence of any delisting of the Borrower’s common stock from the NASDAQ Global Market® Exchange and prior to (y) the date on which the Borrower has satisfied all requirements set forth in Section 5.1(a) hereof with respect to the Fiscal Year of the Borrower ended April 30, 2018, the Revolving Credit Exposure of all Lenders exceeds $50,000,000, in either case, the Borrower shall immediately repay Swingline Loans and Revolving Loans in an amount equal to such excess, together with all accrued and unpaid interest on such excess amount and any amounts due under Section 2.20.

(d)       The following new Section 5.14 is hereby added to the Credit Agreement:

Section 5.14. Beneficial Ownership. Promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation (31 C.F.R. § 1010.230).

(e)       Schedule II to the Credit Agreement is hereby amended and restated in its entirety in form attached hereto as Schedule II.

4.       Post-Closing Covenant. On or before the date that is thirty (30) days after the Effective Date, the Loan Parties shall execute and deliver to the Administrative Agent (a) certain security agreements and similar instruments, as reasonably requested by the Administrative Agent, for the purpose of perfecting Liens in favor of the Administrative Agent on certain intellectual property assets of the Loan Parties and (b) a corrected stock certificate for JTH Tax, Inc. (f/k/a Liberty Merger Sub, Inc.) and related stock power.

5.       Payment of Fees and Expenses. Promptly upon demand therefore, the Loan Parties shall reimburse the Administrative Agent and the Lenders for all reasonable and documented fees and expenses of the Administrative Agent and the Lenders (including without limitation, all fees and expenses of counsel to the Administrative Agent) incurred in connection with the Loan Documents, including without limitation this Agreement.

6.       Effectiveness; Conditions Precedent. This Agreement shall become effective as of the date hereof (the “Effective Date”) when, and only when, each of the following conditions shall have been satisfied or waived, in the sole discretion of the Administrative Agent:

(a)       The Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Loan Parties, Lenders constituting the Required Lenders and the Administrative Agent.

(b)       The Administrative Agent shall have received reimbursement from the Borrower (which reimbursement shall be made directly to the Administrative Agent’s counsel) for all reasonable fees and costs of counsel to the Administrative Agent incurred in connection with this Agreement and the other Loan Documents through the Effective Date.

7.       Incorporation of Agreement. Except as specifically modified herein, the terms of the Loan Documents shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Documents, or constitute a waiver or amendment of any provision of the Loan Documents, except as expressly set forth herein. The breach in any material respect of any provision or representation under this Agreement shall constitute an immediate Event of Default, and this Agreement shall constitute a Loan Document.

8.       Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders as follows:

(a)       No Default or Event of Default exists on and as of the Effective Date.

(b)       After giving effect to this Agreement, the representations and warranties of the Loan Parties contained in the Loan Documents are true, accurate and complete on and as of the Effective Date to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date (in which case they shall be true, accurate and complete as of such earlier date).

(c)       Each of the Loan Parties has the full power and authority to enter into, execute and deliver this Agreement and perform its obligations hereunder, under the Credit Agreement, and under each of the Loan Documents to which it is a party. The execution, delivery and performance by each of the Loan Parties of this Agreement, and the performance by each of the Loan Parties of the Credit Agreement and each other Loan Document to which it is a party, in each case, are within such Person’s powers and have been authorized by all necessary corporate, limited liability or partnership action of such Person.

(d)       This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e)       No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.

(f)       The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its organizational documents or (ii) materially violate, contravene or conflict with any laws applicable to it or any of its Subsidiaries.

(g)       The Obligations are not reduced or modified by this Agreement and are not subject to any offsets, defenses or counterclaims.

9.       Release. In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Agreement, each of the Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of their respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (hereinafter, all of the above collectively referred to as the “Lender Group”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties may have or claim to have against any member of the Lender Group arising prior to the Effective Date.

10.       No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns. No other Person shall have or be entitled to assert rights or benefits under this Agreement.

11.       Entirety. This Agreement and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

12.       Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or other electronic means shall be effective as an original.

13.       No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against any member of the Lender Group arising from any action by such Persons, or failure of such Persons to act under the Loan Documents on or prior to the date hereof.

14.       Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia, without regard to conflicts or choice of law principles that would require application of the laws of another jurisdiction, and applicable United States federal law. THIS WAIVER AND AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

15.       Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

16.       Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

17.       Miscellaneous.

(a)       Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(b)       Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(c)       Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Loan Documents, the provision contained in this Agreement shall govern and control.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	LIBERTY TAX, INC., a Delaware corporation

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS:	JTH TAX, INC., a Delaware corporation

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

LTS PROPERTIES, LLC, a Virginia limited liability company

By: JTH TAX, INC., its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

LTS SOFTWARE INC., a Virginia corporation

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

WEFILE INC., a Virginia corporation

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

JTH FINANCIAL, LLC, a Virginia limited liability company

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

JTH PROPERTIES 1632, LLC, a Virginia limited liability company

By: JTH FINANCIAL, LLC, its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

SIEMPRETAX+ LLC, a Virginia limited liability company

By: LIBERTY TAX, INC., its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

JTH TAX OFFICE PROPERTIES, LLC, a Virginia limited liability company

By: LIBERTY TAX, INC., its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

ACA HEALTHQUEST, LLC, a Virginia limited liability company

By: LIBERTY TAX, INC., its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

JTH NEW VENTURES, LLC, a Virginia limited liability company

By: JTH FINANCIAL, LLC, its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

JTH COURT PLAZA, LLC, a Virginia limited liability company

By: JTH TAX, INC., its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

JTH PUBLISHING, LLC, a Virginia limited liability company

By: JTH TAX, INC., its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

360 ACCOUNTING SOLUTIONS LLC, a Virginia limited liability company

By: JTH TAX, INC., its Manager

By: /s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

[Signature pages continue]

ADMINISTRATIVE AGENT:	SUNTRUST BANK,
as Administrative Agent, Issuing Bank and
Swingline Lender

By: /s/ David Bennett
Name: David Bennett
Title: Director

LENDERS:	SUNTRUST BANK,
as a Lender

By: /s/ David Bennett
Name: David Bennett
Title: Director

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By: /s/ Peggy Sanders
Name: Peggy Sanders
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: ___________________
Name:
Title:

branch banking and trust company,
as a Lender

By: ____________________
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ K. A. Sherman
Name: K. A. Sherman
Title: Senior Vice President

BMO HARRIS FINANCING, INC.,
as a Lender

By: /s/ Bridget Garavalia
Name: Bridget Garavalia
Title: Director

FIFTH THIRD BANK,
as a Lender

By: /s/ Terick R. Hinze
Name: Terick R. Hinze
Title: Vice President

SYNOVUS BANK,
as a Lender

By: /s/ Blake Gober
Name: Blake Gober
Title: Corporate Banking

[Signature pages end]